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                                                                   EXHIBIT 10.51


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                             PARTICIPATION AGREEMENT
                              (SAFESKIN TRUST 1999)

                                      among


                       SAFESKIN REAL ESTATE INCORPORATED,
                                    as Lessee


                         UNION BANK OF CALIFORNIA, N.A.,
               not in its individual capacity except as expressly
                      stated herein, but solely as Trustee,
                                   as Lessor,


                         BANKERS COMMERCIAL CORPORATION,
                            a California corporation,
                                  as Investor,


                         UNION BANK OF CALIFORNIA, N.A.,
                                as Agent for the
                                     Lenders

                                       and

                           THE LENDERS PARTIES HERETO


                         ------------------------------

                            Dated as of March 5, 1999
                         ------------------------------


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
                                TABLE OF CONTENTS


                                                                                            Page
SECTION 1.  THE LOANS....................................................................... 1
        1.1      Loans...................................................................... 1
        1.2      Credit Agreement........................................................... 1
        1.3      Collateral For Loans....................................................... 1
        1.4      Guarantee.................................................................. 2

SECTION 2.  INVESTOR CONTRIBUTION........................................................... 2
        2.1      Investor Contribution...................................................... 2
        2.2      Investor Yield............................................................. 2

SECTION 3.  SUMMARY OF THE TRANSACTIONS..................................................... 2
        3.1      Operative Agreements....................................................... 2
        3.2      Property Purchase and Lease................................................ 3
        3.3      Construction of Improvements............................................... 3

SECTION 4.  THE CLOSINGS.................................................................... 3
        4.1      Initial Closing Date....................................................... 3
        4.2      Subsequent Funding Dates................................................... 3
        4.3      Trust Company Authorization................................................ 3

SECTION 5.  FUNDING OF ADVANCES............................................................. 4
        5.1      General.................................................................... 4
        5.2      Procedures for Funding..................................................... 4

SECTION 6.  CONDITIONS OF THE CLOSINGS AND ADVANCES......................................... 5
        6.1      General Conditions to the Lenders' and the Investor's Obligations
                 to Make Loans and Investor Contributions................................... 5
        6.2      Conditions to the Investor's and the Lenders' Obligations to Make
                 Advances to Pay Property Acquisition Costs................................. 8
        6.3      Conditions to the Investor's and the Lenders' Obligations to Make
                 Advances to Pay Project Costs for Construction on the Property.............12

SECTION 7.  REPRESENTATIONS AND WARRANTIES .................................................15
        7.1      Representations and Warranties of the Investor on the Initial
                 Closing Date ..............................................................15
        7.2      Representations and Warranties of Trustee on the Initial Closing Date......16
        7.3      Representations and Warranties of the Lessee on the Initial
                 Closing Date ..............................................................18
        7.4      Representations and Warranties of the Lessee on the Property
                 Closing Date...............................................................21


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
                                                                                            Page
        7.5      Representations and Warranties of the Trustee on the Property
                 Closing Date ..............................................................24
        7.6      Representations and Warranties of the Lessee Upon each Funding Date........25
        7.7      Representations and Warranties of the Trustee Upon each Funding Date.......27
        7.8      Representations and Warranties of the Investor Upon Funding Dates..........28

SECTION 8.  PAYMENT OF CERTAIN EXPENSES.....................................................28
        8.1      Transaction Expenses.......................................................28
        8.2      Brokers' Fees and Stamp Taxes..............................................29
        8.3      Certain Fees and Expenses..................................................29
        8.4      Credit Agreement and Related Obligations...................................29
        8.5      Commitment Fees; Amendment Fees............................................29
        8.6      Overdue Rate...............................................................30

SECTION 9.  OTHER COVENANTS AND AGREEMENTS..................................................30
        9.1      Covenants of the Trustee and the Investor..................................30
        9.2      Amendment of Certain Documents.............................................32
        9.3      Proceeds of Casualty.......................................................32
        9.4      Intercreditor Agreement....................................................32
        9.6      Covenants of the Lessee....................................................33

SECTION 10.  CREDIT AGREEMENT...............................................................33
        10.1     Lessee's Credit Agreement Rights...........................................33

SECTION 11.  TRANSFER OF INTEREST...........................................................34
        11.1     Restrictions on Transfer...................................................35
        11.2     Effect of Transfer.........................................................35

SECTION 12.  INDEMNIFICATION................................................................35
        12.2     General Tax Indemnity......................................................38

SECTION 13.  MISCELLANEOUS..................................................................42
        13.1     Survival of Agreements.....................................................43
        13.2     No Broker, etc.............................................................43
        13.3     Notices....................................................................43
        13.4     Counterparts...............................................................44
        13.5     Amendments and Termination.................................................44
        13.6     Headings, etc..............................................................45
        13.7     Parties in Interest........................................................45
        13.8     GOVERNING LAW..............................................................45
        13.9     Severability...............................................................45
        13.10    Liability Limited..........................................................45
        13.11    Rights of Lessee...........................................................45


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

                                                                                            Page
        13.12    Further Assurances.........................................................46
        13.13    Successors and Assigns.....................................................46
        13.14    No Representation or Warranty..............................................46
        13.15    Highest Lawful Rate........................................................46
        13.16    Ownership of the Property..................................................47
        13.17    Confidentiality............................................................49




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
               PARTICIPATION AGREEMENT (SAFESKIN TRUST 1999), dated as of March 5, 1999 (this "Agreement"), among SAFESKIN REAL ESTATE INCORPORATED, a Delaware corporation (the "Lessee"); UNION BANK OF CALIFORNIA, N.A., a national banking association, not in its individual capacity except as expressly stated herein, but solely as Trustee (the "Trustee" or the "Lessor"); UNION BANK OF CALIFORNIA, N.A., a national banking association, as agent (in such capacity, the "Agent") for the Lenders; BANKERS COMMERCIAL CORPORATION, a California corporation, as investor (the "Investor"); and each of the financial institutions listed on the signature pages hereof (each, a "Lender"; collectively, the "Lenders"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Annex A hereto, and the rules of usage set forth in Annex A hereto shall apply to this Agreement.


                              Preliminary Statement

               In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


                              SECTION 1. THE LOANS

               1.1 Loans. Subject to the terms and conditions of the Credit Agreement and this Agreement, on each Funding Date, the Lenders shall make loans to the Lessor in an amount in immediately available funds equal to 97% of the amount of the Advance requested by the Construction Agent in the Requisition for such Funding Date, not to exceed an aggregate principal amount of up to $58,200,000 in order for the Lessor to acquire the Land described on Schedule 1 attached hereto, to develop and construct the Improvements in accordance with the Construction Agreement (in the form attached hereto as Exhibit A-1) and the Agency Agreement (in the form attached hereto as Exhibit A-2), and to pay other Project Costs, and in consideration of the receipt of the proceeds of such Loans, the Lessor will issue the Tranche A Notes and the Tranche B Notes.

               1.2 Credit Agreement. The Loans shall be made and the Notes shall be issued pursuant to the Credit Agreement. Pursuant to this Agreement and the Credit Agreement, the Loans will be made to the Lessor from time to time at the request of the Construction Agent in consideration for the Construction Agent's agreeing for the benefit of the Lessor, pursuant to the Agency Agreement, to acquire the land and construct the Improvements in accordance with the Plans and Specifications.

               1.3 Collateral For Loans. The Loans and the obligations of the Lessor under the Credit Agreement shall be secured by, inter alia, (i) a first priority assignment of the Lease, granted pursuant to the Assignment of Lease and consented to by the Lessee pursuant to the Consent to Assignment (in each case in the respective forms set forth on Exhibit B hereto), (ii) a first priority assignment of the Agency Agreement, granted pursuant to the Contract Assignment and consented to by the Construction Agent pursuant to the Consent to Contract Assignment (in each case in the respective forms set forth on Exhibit C hereto); and (iii) a first priority mortgage lien on the Property pursuant to a Deed of Trust and Security Agreement in the form set forth on Exhibit D hereto.

               1.4 Guarantee. The obligations of the Lessor under the Credit Agreement and the Lessee under the Lease shall be guaranteed by the Guarantors to the extent provided in the Guarantee (in the form attached hereto as Exhibit E-1) and in the Lessor Guarantee (in the form attached hereto as Exhibit E-2). The Guaranteed Obligations shall be secured pursuant to the Guarantee Collateral Documents and by the Additional Collateral, if any.


                        SECTION 2. INVESTOR CONTRIBUTION

               2.1 Investor Contribution. Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on each Funding Date, the Investor shall make an investment in the Lessor (each, an "Investor Contribution") by making available an amount in immediately available funds equal to 3% of the amount of the Advance requested by the Construction Agent in the Requisition for such Funding Date. The aggregate amount of Investor Contributions made by the Investor shall not exceed the Investor Commitment. The Lessor shall use the Investor Contributions to pay a portion of the Project Costs simultaneously and pro rata with the fundings by the Lenders. The Lessee shall have the right to prepay the Investor Contribution, in connection with the exercise by the Lessee of its right to direct the Lessor to prepay the Loans in accordance with Section 10.1(e).

               2.2 Investor Yield. During the Construction Period, on each date which is one Business Day prior to any date on which the Investor is entitled to a payment on account of the Investor Yield, the Construction Agent shall be deemed to have requested that the Investor make an Investor Contribution in an amount equal to the Investor Yield due and payable on such date solely for the purpose of paying such Investor Yield which is then due and payable.


                     SECTION 3. SUMMARY OF THE TRANSACTIONS

               3.1 Operative Agreements. On the Initial Closing Date, each of the respective parties hereto and thereto shall execute and deliver or cause to be executed and delivered this Agreement, the Lease, the Construction Agreement, the Agency Agreement, the Notes, the Guarantee, the Credit Agreement, the Assignment of Lease, the Contract Assignment, the

Consent to Assignment, the Consent to Contract Assignment and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

               3.2 Property Purchase and Lease. On the Property Closing Date and subject to the terms and conditions of this Agreement and the Credit Agreement
(i) the Investor will make an Investor Contribution in accordance with Section 2 hereof, (ii) the Lenders will make loans in accordance with Section 5 hereof and the terms and provisions of the Credit Agreement secured by the Mortgage executed and delivered by the Lessor and joined in by the Lessee, (iii) the Lessor will purchase all right, title and interest in and to the Land and (iv) the Lessor will simultaneously lease all of its right, title and interest in the Property to the Lessee by executing and delivering a Lease Supplement and Memorandum of Lease which will be recorded in the real estate records in the county where the Land is located.

               3.3 Construction of Improvements. On the Property Closing Date, the Lessor and Lessee will execute and deliver the Agency Agreement Supplement, dated as of the Property Closing Date, pursuant to which the Lessee will agree to act as Construction Agent and to perform the Lessor's obligations under the Construction Agreement in connection with the construction of the Improvements on the Land.


                             SECTION 4. THE CLOSINGS

               4.1 Initial Closing Date. All documents and instruments required to be delivered on the Initial Closing Date shall be delivered at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other location as may be determined by the Agent and the Lessee.

               4.2 Subsequent Funding Dates. The Lessee shall deliver to the Lessor, the Investor and the Agent a Requisition appropriately completed, in connection with each Funding Date.

               4.3 Trust Company Authorization. The Investor agrees that, with respect to the Initial Closing Date and the Property Closing Date, the satisfaction or waiver of the conditions contained in Section 6 hereof shall constitute, without further act, the authorization and direction by the Investor to the Trust Company to take on behalf of the Lessor the actions specified in
Section 2.1 of the Trust Agreement.

                         SECTION 5. FUNDING OF ADVANCES

               5.1 General. To the extent funds have been made available to the Lessor as Loans and Investor Contributions, the Lessor will make advances of such funds to the Construction Agent from time to time in accordance with the terms and conditions of this Agreement and the other Operative Agreements in order to provide sufficient funds to: (i) allow the Lessor, at the direction of the Construction Agent to acquire the Land in accordance with the terms of this Agreement and the other Operative Agreements; (ii) allow the Lessor, on behalf of the Lessee, to pay Transaction Expenses; (iii) permit the Construction Agent to construct the Improvements in accordance with the Plans and Specifications and the terms of the Construction Agreement, the Agency Agreement, the Lease and the other Operative Agreements; and (iv) pay all other Project Costs.

               5.2 Procedures for Funding. (a) Not later than 11:00 a.m. Pacific Standard Time five (5) Business Days prior to each proposed Funding Date, the Construction Agent shall deliver to the Investor and the Agent, a requisition (a "Requisition"), appropriately completed, in the form of Exhibit F hereto.

               (b) Each Requisition shall: (i) be irrevocable; and (ii) request funds in an amount of at least $250,000 for the period commencing on the Initial Closing Date and terminating on June 4, 1999 and $500,000 thereafter (or such lesser amount as shall be equal to the total aggregate of the Available Commitments plus the Available Investor Commitment at such time) for the payment of Property Acquisition Costs or other Project Costs which have previously been incurred and were not the subject of and funded pursuant to a prior Requisition, in each case as specified in the Requisition.

               (c) So long as no Default or Event of Default has occurred and is continuing and subject to the Lessor and the Agent having each received the materials required by Section 6.1, 6.2 and/or 6.3, as applicable, on each Funding Date (i) the Lenders shall make Loans to the Lessor in an aggregate amount equal to 97% of the funds specified in any Requisition, up to an aggregate principal amount equal to the Available Commitments; (ii) the Investor shall make an Investor Contribution in an amount equal to 3% of the funds specified in any Requisition, up to an amount equal to the Available Investor Commitment; and (iii) the total amount of such Loans and Investor Contribution made on such date shall be paid to the Construction Agent to pay the Project Costs.

               SECTION 6. CONDITIONS OF THE CLOSINGS AND ADVANCES

               6.1 General Conditions to the Lenders' and the Investor's Obligations to Make Loans and Investor Contributions. The agreement of each Lender to make Loans, and the Investor to make Investor Contributions, is subject to the satisfaction, immediately prior to or concurrently with the making of such Loans and Investor Contribution, of the following conditions precedent:

                (a) Operative Agreements. Each of the Operative Agreements entered into on the Initial Closing Date or subsequently shall have been duly authorized, executed, acknowledged and delivered by the parties thereto and shall be in full force and effect, and no default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Agreements), and the Agent and the Investor shall have received a fully executed copy of each of the Operative Agreements (other than the Notes of which the Agent shall have received the originals thereof);

                (b) Taxes. All taxes, fees and other charges in connection with the execution, delivery, and, where applicable, recording, filing and registration of the Operative Agreements shall have been paid or provisions for such payment shall have been made (or the Requisition shall provide for the payment thereof) to the satisfaction of the Agent and the Investor;

                (c) Governmental Approvals. All necessary (or, in the reasonable opinion of the Agent, the Investor and their respective counsel, advisable) Governmental Actions, in each case required by any Requirement of Law for the purpose of authorizing the execution, delivery and performance of the Operative Agreements, shall have been obtained or made and be in full force and effect;

                (d) Litigation. No action or proceeding shall have been instituted, nor to the knowledge of the Lessee shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Agreement, any other Operative Agreement or any of the transactions contemplated hereby or thereby or
        (ii) which is reasonably likely to have a Material Adverse Effect;

                (e) Legal Requirements. In the opinion of the Agent, the Investor and their respective counsel, the transactions contemplated by the Operative Agreements do not and will not violate in any respect any Legal Requirements and do not and will not subject the Agent, any Lender or the Investor to any adverse regulatory prohibitions or constraints;

                (f) Corporate Proceedings of the Lessee and the Guarantors. On the Initial Closing Date, the Agent and the Investor shall have received a copy of the resolutions or minutes, in form and substance satisfactory to the Agent and the Investor, of the Board of Directors of the Lessee and each Guarantor authorizing the execution, delivery and performance of this Agreement, the Guarantee and the other Operative Agreements to which it is a party, certified by the Secretary or an Assistant Secretary of the Lessee or of such Guarantor as of the Initial Closing Date, which certificate shall be in form and substance satisfactory to the Agent and the Investor and shall state that the resolutions or minutes thereby certified have not been amended, modified, revoked or rescinded;

                (g) Lessee and Guarantors Incumbency Certificate. On the Initial Closing Date, the Agent and the Investor shall have received a certificate of the Lessee and each Guarantor, dated the Initial Closing Date, as to the incumbency and signature of the officers of the Lessee and such Guarantor executing any Operative Agreement satisfactory in form and substance to the Agent and the Investor, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Lessee and such Guarantor;

                (h) Corporate Proceedings of the Trust Company. On the Initial Closing Date, the Agent, the Investor and the Lessee shall have received a copy of the resolutions, in form and substance satisfactory to the Agent, the Investor and the Lessee, of the Board of Directors of the Trust Company authorizing the execution, delivery and performance of the Operative Agreements to which it is a party, certified by the Secretary or an Assistant Secretary of the Trust Company as of the Initial Closing Date, which certificate shall be in form and substance satisfactory to the Agent, the Investor and the Lessee and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

                (i) Trust Company Incumbency Certificate. On the Initial Closing Date, the Agent, the Investor and the Lessee shall have received a certificate of the Trustee Company, dated the Initial Closing Date, as to the incumbency and signature of the officers of the Trust Company executing any Operative Agreement, satisfactory in form and substance to the Agent, the Investor and the Lessee, executed by the President or any Vice President, Assistant Vice President, Trust Officer and the Secretary or any Assistant Secretary of the Trust Company;

                (j) Corporate Documents of Lessee and Guarantors. The Agent and the Investor shall have received true and complete copies of the articles of incorporation and by-laws of the Lessee and each Guarantor, certified as of the Initial Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Lessee and such Guarantor;

                (k) Consents, Licenses and Approvals. The Agent and the Investor shall have received a certificate of the chief financial officer of the Lessee and each Guarantor (i) attaching copies of all consents, authorizations and filings required to consummate the transaction contemplated by this Agreement, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Agent and the Investor;

                (l) Fees. The Agent and the Arranger shall have received the fees to be paid on the Initial Closing Date pursuant to the Fee Letter which fees shall not be paid using the proceeds of the Loans or Investor Contributions;

                (m) Legal Opinions. (i) The Agent and the Investor shall have received the executed legal opinions of Brobeck, Phleger & Harrison LLP (with respect to enforceability) and Morgan Lewis and Bockius LLP (with respect to due authorization), counsel to the Lessee and the Guarantors, substantially in the form of Exhibit G-1 hereto; and

                      (ii) The Agent, the Lessee and the Investor shall have received the executed legal opinions of Janis S. Penton, Vice President and Senior Counsel of the Trust Company, and Seed Mackall & Cole LLP, outside counsel to the Trustee and the Trust Company, substantially in the form of Exhibit G-2 hereto;

                (n) Actions to Perfect Liens. The Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including the filing of duly executed Lender Financing Statements and Lessor Financing Statements, the Mortgage, and the Memorandum of Lease, necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Security Documents shall have been completed or arrangements made therefor reasonably satisfactory to the Agent;

                (o) Lien Searches. The Agent and the Investor shall have received the results of a recent search by a Person reasonably satisfactory to the Agent, of the Uniform Commercial Code, judgement and tax lien filings which may have been filed in the State of California with respect to personal property of the Lessee and the Company, and the results of such search shall be satisfactory to the Agent and the Investor;

                (p) Representations and Warranties. The representations and warranties of the Lessor, the Lessee, the Investor and the Guarantors contained herein and in each of the other Operative Agreements shall be true and correct in all material respects on and as of each Funding Date as if made on and as of each Funding Date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

                (q) Performance of Operative Agreements. The parties hereto (other than the Investor or the Lenders) shall have performed their respective agreements contained herein and in the other Operative Agreements on or prior to each such Funding Date;

                (r) Default. There shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Advance requested by such Requisition; and

                (s) Material Adverse Change. As of such Funding Date, there shall not have occurred any material adverse change in the consolidated assets, liabilities, operations, business or financial condition of the Lessee or any Guarantor.

                (t) Pricing Certificate. The Agent and the Investor shall have received a Pricing Certificate setting forth in reasonable detail a calculation of the Leverage Ratio as of the last day of the Fiscal Quarter ended immediately prior to the Initial Closing Date.

                (u) Cross-Collateralization. The Agent shall have received evidence in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including the filing of duly executed UCC-1 financing statements and the Guarantee Collateral Documents, necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Guarantee Collateral Documents shall have been completed.

               6.2 Conditions to the Investor's and the Lenders' Obligations to Make Advances to Pay Property Acquisition Costs.

               The obligations of the Investor to make an Investor Contribution, and of the Lenders to make Loans to the Lessor, on the Property Closing Date for the purpose of providing funds to the Lessor necessary to acquire the Land are subject to the satisfaction or waiver of the following conditions precedent:

                (a) Requisition. The Agent shall have received a fully executed counterpart of the Requisition dated as of the Property Closing Date (but delivered not later than 11:00 a.m., Pacific Standard Time five (5) Business Days prior to the Property Closing Date), appropriately completed;

                (b) Deed. There shall have been delivered to the Lessor, a deed (the "Deed"), in form and substance appropriate for recording with the applicable Governmental Authority, conveying fee simple title to the Property to the Lessor, subject only to the Permitted Exceptions;

                (c) Title. Title to the Property shall conform to the representations and warranties set forth in Section 7.5(n);

                (d) Lease Supplement and Memorandum of Lease. The Lessee shall have delivered a Lease Supplement and a Memorandum of Lease executed by the Lessee and the Lessor with respect to the Property to the Agent;

                (e) Mortgage. The Lessee shall have recorded in the real estate records of the county where the Property is located an original of the Mortgage executed by the Lessor and Lessee and the Lien of the Mortgage shall conform to the representations and warranties set forth in Section 7.5(g);

                (f) Assignment of Lease. The Lessee shall have recorded in the real estate records of the county where the Property is located an original of the Assignment of Lease executed by the Lessor;

                (g) Consent to Assignment of Lease. The Lessee and each Guarantor shall have delivered to the Agent a consent to the Assignment of Lease executed by the Lessee and such Guarantor;

                (h) Environmental Audit. (i) The Agent and the Investor shall have received not less than thirty (30) days prior to the Property Closing Date an Environmental Audit, prepared by the Environmental Engineer and the results of the Environmental Audit shall be in form and substance satisfactory to the Agent and the Investor; and

                      (ii) the Agent and the Investor shall have received letters from the Environmental Engineer stating, among other things, that the Agent, the Lenders, the Lessor and the Investor may rely on the Environmental Audit as if it was originally addressed to them in all respects;

                (i) Appraisal. The Agent and the Investor shall have received an Appraisal of the Land and such Appraisal shall show a value equal to the amount of the Advance being requested by the Construction Agent in the Requisition for the Property Closing Date, and shall otherwise be in form and substance acceptable to each Lender and the Lessor;

                (j) Default. There shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Advance requested by such Requisition;

                (k) Survey. The Agent shall have received, and the Title Company shall have received, a survey of the Property, certified to the Agent, the Lessor and the Title Company in a manner satisfactory to them, dated as of a date within ninety days of the Property Closing Date, by an independent professionally licensed land surveyor satisfactory to the Agent, which survey shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such survey the following: (i) the locations on the Property of all the buildings, structures and other improvements, if any, and the established building setback lines; (ii) the lines of streets abutting the Property; (iii) all access and other easements appurtenant to the Property; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the Property, whether recorded, apparent from a physical inspection of the Property or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building, structures and improvements on the Property; and (vi) if the Property is described as being on a filed map, a legend relating the survey to said map;

                (l) Mortgagee's Title Insurance Policy. The Agent shall have received with respect to the Mortgage a mortgagees' title policy or marked up unconditional binder for such insurance dated the Property Closing Date; such policy shall (i) be in an amount equal to the aggregate amount shown on the Budget for the Property (with a pending disbursements clause); (ii) be issued at ordinary rates; (iii) insure that the Mortgage insured thereby creates a valid first Lien on the Property, free and clear of all defects and encumbrances, except Permitted Exceptions; (iv) name the Agent for the benefit of the Lenders as the insured thereunder; (v) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70); (vi) contain comprehensive, zoning, access, subdivision, tax lot, revolving credit and such other endorsements and affirmative coverage as the Agent may reasonably request; and (vii) be issued by the Title Company; and the Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of such policy, and all charges for any mortgage recording tax with respect to the Mortgage have been paid or provision made therefor;

                (m) Owner's Title Insurance Policy. The Lessor shall have received an owner's title policy, or marked up unconditional binder for such insurance, dated the Property Closing Date; and the Lessor shall have received evidence reasonably satisfactory to it that all premiums in respect of such policy have been paid or provision made therefor;

                (n) Recorded Documents. The Agent and the Investor shall have received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy referred to above;

                (o) Local Opinions.

                      (i) the Agent and the Investor shall have received the executed legal opinion of California counsel to the Lessee and the Guarantors, substantially in the form of Exhibit G-1 hereto; and

                      (ii) the Agent, the Lessee and the Investor shall have received the executed legal opinion of counsel to Lessor, the Trustee and the Trust Company, substantially in the form of Exhibit G-2 hereto;

                (p) FIRPTA Affidavit. Agent and the Investor shall have received either (i) a FIRPTA Affidavit from the seller of the Property in customary form or (ii) if such seller is a "foreign person" as defined in Section 1445 of the Code, evidence that a portion of the sales price to be paid to such seller has been withheld, if so required, in accordance with the provisions of the Code;

                (q) Insurance. The Agent and the Investor shall have received evidence in form and substance satisfactory to them that all of the requirements of Section 14 of the Lease shall have been satisfied;

                (r) Purchase Agreement. The Lessor shall have received an assignment of all of the Lessee's right, title and interest under the Purchase Agreement and any ancillary agreements executed in connection with the Purchase Agreement which, in the Agent's judgment, contain rights with respect to the Property (any such agreements to be assigned to the Lessor, collectively, the "Ancillary Agreements"). If any of the Ancillary Agreements provide for obligations to be performed by the Lessor, the Lessee shall enter into an agency agreement in form and substance reasonably satisfactory to the Agent, the

        Lessor and the Lessee, whereby the Lessee shall agree to perform all of such obligations contained in the Ancillary Agreements, as agent for the Lessor.

                (s) Soils and Geological Report. The Agent shall have received a soils and geological report, including a summary of soils tests borings, issued by URS Greiner Woodward & Clyde and satisfactory to the Agent.

               6.3 Conditions to the Investor's and the Lenders' Obligations to Make Advances to Pay Project Costs for Construction on the Property. The obligations of the Investor to make each Investor Contribution, and of the Lenders to make Loans to the Lessor, on a Funding Date for the purpose of providing funds to the Lessor necessary to pay for the construction of the Improvements or the payment of Transaction Costs or other Project Costs (other than Property Acquisition Costs) are subject to the satisfaction or waiver of the following conditions precedent:

                (a) Requisition. The Agent shall have received a fully executed counterpart of the Requisition, appropriately completed and accompanied by true copies of unpaid invoices, receipted bills and such other supporting information as the Agent may request;

                (b) Title. Title to the Property shall conform to the representations set forth in Section 7.4(n), and the Agent shall have received a notice of continuation of, or an endorsement to, the title insurance policy issued to the Agent pursuant to Section 6.2(m), which continuation or endorsement shall state that since the last Advance there have been no changes in the state of title to the Property and that there are no additional survey exceptions not previously approved by the Agent;


                (c) Budget in Balance. Based upon the Budget, the Available Commitments and the Available Investor Commitment will be sufficient to complete the Improvement or Improvements on the Property;

                (d) Lien Waivers. The Agent shall have received lien waivers, in form and substance reasonably satisfactory to the Agent, from each contractor, subcontractor, supplier and materialmen which the Lessee reasonably believes will receive total compensation for services rendered or materials supplied in connection with the construction of the related Improvements of $25,000 or more; each such lien waiver shall evidence that such contractor, subcontractor, supplier or materialmen has been paid in full for all work performed or materials supplied to the date of the request for such Advance, other than work which is the subject of such request;

                (e) No Other Security Interests. All materials and fixtures incorporated in the construction of the Improvements shall have been purchased so that their absolute ownership shall have vested in the Lessor immediately upon delivery to the Land and the Construction Agent shall have produced and furnished, if required by the Agent, the contracts, bills of sale or other agreements under which title to such materials and fixtures is claimed;

                (f) Statement of Expenditures. The Agent shall have received with respect to the Improvements, a statement of the Construction Agent and any contractor or subcontractor, in form and substance satisfactory to the Agent, setting forth the names, addresses and amounts due or to become due as well as the amounts previously paid to every contractor, subcontractor, and supplier furnishing materials for or performing labor on the construction of any part of the Improvements;

                (g) Damage or Injury. The Improvements shall not have been materially damaged by Casualty unless there shall have been received, by the Agent, insurance proceeds sufficient in the judgment of the Agent, to effect satisfactory restoration and Completion of the Improvements on or before the Outside Completion Date;

                (h) Appraisal. On or prior to the Initial Construction Funding Date, the Agent shall have received an Appraisal of the Property and such Appraisal shall show a value of at least $60,000,000 with respect to the Property, and shall otherwise be in form and substance acceptable to each Lender and the Lessor;

                (i) Tranche A Percentage. On or prior to the Initial Construction Funding Date, the Agent and the Lessee shall have executed and delivered a supplement to Annex A of this Agreement setting forth the Tranche A Percentage, which shall not be less than 85%;

                (j) Construction Schedule. On or prior to the Initial Construction Funding Date, the Agent and the Investor shall have received a copy of the schedule prepared by or at the direction of the Construction Agent showing the estimated (i) timetable for completion of each Improvement to be constructed on the Land, and (ii) timetable for the making of Loans;

                (k) Budget. On or prior to the Initial Construction Funding Date, the Agent and the Investor shall have received a copy of the Budget with respect to the construction of each Improvement to be constructed or installed on the Land, and such Budget shall be in form and substance satisfactory to the Agent and the Lessor;

                (l) Plans and Specifications. On or prior to the Initial Construction Funding Date, the Agent and the Investor shall have received a copy of the Plans and Specifications with respect to each Improvement to be constructed or installed on the Land;

                (m) GC Agreement. On or prior to the Initial Construction Funding Date, the GC Agreement between the Lessee and the General Contractor relating to the construction of the Improvements shall have been duly authorized, executed and delivered by the parties thereto and shall be in full force and effect, and no default shall exist thereunder, and the Agent shall have received a fully executed copy of the GC Agreement;

                (n) Architect Agreement. On or prior to the Initial Construction Funding Date, the Architect Agreement between the Lessee and the Architect relating to the design of the Improvements shall have been duly authorized, executed and delivered by the parties thereto and shall be in full force and effect, and no default shall exist thereunder, and the Agent shall have received a fully executed copy of the Architect Agreement;

                (o) Availability of Utilities. On or prior to the Initial Construction Funding Date, the Agent shall have received letters from local utility companies or Governmental Authorities stating, or such other evidence satisfactory to the Agent, showing that gas, electric power, sanitary and storm sewers, water and all other utilities (i) that are necessary and required during the Construction Period have been completed and will be available in such a manner as to assure Agent that construction will not be impeded by a lack of utilities and (ii) that are necessary for operation and occupancy of the Improvements will be completed in such a manner and at such a time as will assure the opening and operation of the Improvements on or before the Outside Completion Date;

                (p) Permits, Etc. On or prior to the Initial Construction Funding Date, the Agent shall have received copies of all consents, licenses, and building permits required for the construction of the Improvements as available;

                (q) Agency Agreement Supplement. On or prior to the Initial Construction Funding Date, the Construction Agent shall have delivered an Agency Agreement Supplement executed by the Construction Agent and the Lessor to the Agent.


                    SECTION 7. REPRESENTATIONS AND WARRANTIES

               7.1 Representations and Warranties of the Investor on the Initial Closing Date. The Investor represents and warrants to each of the other parties hereto as of the Initial Closing Date as follows:

                (a) Due Organization, etc. It is a duly organized and validly existing corporation in good standing under the laws of the State of California and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement, each Operative Agreement to which it is a party and each other agreement, instrument and document executed and delivered by it on the Closing Date in connection with or as contemplated by each such Operative Agreement to which it is or will be a party.

                (b) Authorization; No Conflict. The execution, delivery and performance of each Operative Agreement to which it is a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof by the Investor, nor the consummation of the transactions contemplated thereby by the Investor, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of (which approval has not been obtained) the shareholders of, or approval or consent of any trustee or holders of any indebtedness or obligations of the Investor, (ii) contravenes or will contravene any Legal Requirement applicable to or binding on it as of the date hereof, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lessor Lien upon the Property or any of the Improvements, its articles of incorporation or by-laws, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it or its properties may be bound or (iv) does or will require any Governmental Action by any Governmental Authority.

                (c) Enforceability, etc. Each Operative Agreement to which it is a party has been duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof.

                (d) ERISA. The Investor is making the Investor Contribution contemplated to be made by it hereunder for its own account and with its general corporate assets in the ordinary course of its business, and no part of such amount constitutes the assets of any Employee Benefit Plan.

                (e) Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against the Investor (a) with respect to any of the Operative Agreements or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Investor.

               7.2 Representations and Warranties of Trustee on the Initial Closing Date. The Trust Company, in its individual capacity (with respect to paragraphs (a), (b), (c), (e) and (i) only) and as the Trustee, represents and warrants to each of the other parties hereto as of the Initial Closing Date as follows:

                (a) Due Organization, etc. It is a duly organized and validly existing national banking association in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Investor) has the power and authority to act as the Trustee and to enter into and perform the obligations under this Agreement and each Operative Agreement to which the Trust Company or the Trustee, as the case may be, is a party and each other agreement, instrument and document executed and delivered by it on the Closing Date in connection with or as contemplated by each such Operative Agreement.

                (b) Authorization; No Conflict. The execution, delivery and performance of each Operative Agreement to which it is a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Investor) as the Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of (which approval has not been obtained) any party or approval or consent of any trustee or holders of any indebtedness or obligations, (ii) contravenes or will contravene any Legal Requirement applicable to or binding on it as of the date hereof, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lessor Lien upon the Property or any of the Improvements or the Trust Agreement, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it or its properties may be bound or (iv) does or will require any Governmental Action by any Governmental Authority.

                (c) Trust Company Enforceability, etc. The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Investor, each other Operative Agreement to which Trust Company or the

        Trustee, as the case may be, is a party have been duly executed and delivered by the Trust Company or the Trustee, as the case may be, and the Trust Agreement and each such other Operative Agreement to the extent entered into by the Trust Company constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against Trust Company in accordance with the terms thereof.

                (d) Trustee Enforceability, etc. The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Investor, each other Operative Agreement to which the Trustee is a party have been duly executed and delivered by the Trustee and each such other Operative Agreement to which is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Trustee in accordance with the terms thereof.

                (e) Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending and served or, to the best knowledge of it, threatened by or against the Trust Company or the Trustee (a) with respect to any of the Operative Agreements or any of the transactions contemplated hereby or thereby, or
        (b) which could reasonably be expected to have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Trust Company or the Trustee.

                (f) Assignment. It has not assigned or transferred any of its right, title or interest in or under the Lease, any other Operative Agreement or the Trust Estate, except in accordance with the other Operative Agreements.

                (g) No Default. The Trustee is not in default under or with respect to any of its Contractual Obligations in any respect which could have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Trustee. No Default or Event of Default attributable to it has occurred and is continuing.

                (h) Use of Proceeds. The proceeds of the Loans and the Investor Contribution shall be applied by the Trustee solely in accordance with the provisions of the Operative Agreements.

                (i) Chief Place of Business. The Trust Company's and the Trustee's principal corporate trust office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at its Corporate Trust Division, 120 South San Pedro Street, Suite 400, Los Angeles, California 90012.

                (j) Securities Act. Neither the Trustee nor any Person authorized by the Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes, or in any similar security or interest relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Agent, and neither the Trustee nor any Person authorized by the Trustee to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate or the Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended.

                (k) Lessor Liens. The Property and the Trust Estate are free and clear of all Lessor Liens.

               7.3 Representations and Warranties of the Lessee on the Initial Closing Date. The Lessee represents and warrants to each of the other parties hereto as of the Initial Closing Date as follows:

                (a) Existence and Qualification; Power; Compliance With Laws. The Lessee is a corporation duly formed, validly existing and in good standing under the Laws of the State of Delaware. The Lessee is duly qualified or registered to transact business and is in good standing in California and each other jurisdiction in which the conduct of its business or the ownership or leasing of its properties makes such qualification or registration necessary, except where the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect. The Lessee has all requisite power and authority to conduct its business, to own and lease its properties and to execute and deliver each Operative Agreement to which it is a Party and to perform its Obligations. The chief executive offices of the Lessee are located in California. All outstanding shares of capital stock of the Lessee are duly authorized, validly issued, fully paid and non-assessable, and no holder thereof has any enforceable right of rescission under any applicable state or federal securities Laws. The Lessee is in compliance with all Laws and other Legal Requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Authority that are necessary for the transaction of its business, except where the failure so to comply, obtain authorizations, etc., file, register, qualify to obtain exemptions does not constitute a Material Adverse Effect.

                (b) Authority; Compliance With Other Agreements and Instruments and Government Regulations. The execution, delivery and performance by the Lessee of the Operative Agreements to which it is a Party have been duly authorized by all necessary corporate action, and do not and will not:

                      (i) Require any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of the Lessee;

                      (ii) Violate or conflict with any provision of the Lessee's charter, articles of incorporation or bylaws, as applicable;

                      (iii) Result in or require the creation or imposition of any Lien (other than pursuant to the Operative Agreements) or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by the Lessee;

                      (iv) Violate any Requirement of Law applicable to the Lessee;

                      (v) Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which the Lessee is a party or by which the Lessee or any of its Property is bound or affected;


and the Lessee is not in violation of, or default under, any Requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in Section 7.3(b)(v), in any respect that constitutes a Material Adverse Effect.

                (c) No Governmental Approvals Required. Except as previously obtained or made, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by the Lessee of the Operative Agreements to which it is a Party.

                (d) Public Utility Holding Company Act. The Lessee is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                (e) Litigation. There are no actions, suits, proceedings or investigations pending as to which the Lessee has been served or has received notice or, to the best knowledge of the Lessee, threatened against or affecting the Lessee or any of its property before any Governmental Authority.

                (f) Binding Obligations. Each of the Operative Agreements to which the Lessee is a Party will, when executed and delivered by the Lessee, constitute the legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws to equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

                (g) No Default. No event has occurred and is continuing that is a Default or Event of Default.

                (h) Regulation U; Investment Company Act. The Lessee is not engaged principally, or as one of its important activities, in the business of extending credit to others for the purpose of purchasing or carrying, any Margin Stock in violation of Regulation U. The Lessee neither is, nor is required to be, registered as an "investment company" under the Investment Company Act of 1940.

                (i) Tax Liability. The Lessee has filed all tax returns which are required to be filed, and has paid, or made provision for the payment of, all taxes with respect to the periods, property or transactions covered by said returns, or pursuant to any assessment received by the Lessee, except (a) such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained and (b) immaterial taxes so long as no material property of the Lessee is at impending risk of being seized, levied upon or forfeited.

                (j) Separate Entity from Guarantor. The Lessee is a separate and distinct entity from each of the Guarantors. The Lessee conducts its business in accordance with the covenants contained in Section 9.6.


               7.4 Representations and Warranties of the Lessee on the Property Closing Date. The Lessee hereby represents and warrants to each of the other parties hereto as of the Property Closing Date as follows:

               (a) Representations and Warranties. The representations and warranties of the Construction Agent, the Lessee, the Lessor and the Investor set forth herein and in each of the other Operative Agreements are true and correct in all respects on and as of the Property Closing Date as if made on and as of the Property Closing Date. The Construction Agent, the Lessee, the

Lessor and the Investor are in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements.

               (b) No Default. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on the Property Closing Date.

               (c) Authorization by the Lessee. The execution and delivery of the Lease Supplement, Memorandum of Lease, Consent to Assignment and other Operative Agreement delivered by the Lessee on the Property Closing Date and the performance of the obligations of the Lessee under each such Lease Supplement, Memorandum of Lease, Consent to Assignment and other Operative Agreements have been duly authorized by all requisite corporate action of the Lessee.

               (d) Execution and Delivery by the Lessee. The Lease Supplement, Memorandum of Lease, Consent to Assignment and other Operative Agreement delivered on the Property Closing Date by the Lessee have been duly executed and delivered by the Lessee.

               (e) Valid and Binding Obligations. The Lease Supplement, Memorandum of Lease, Consent to Assignment and other Operative Agreement delivered by the Lessee on the Property Closing Date is a legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its respective terms.

               (f) Recording of Documents. Each of the Deed, the Lease Supplement, the Memorandum of Lease, the Assignment of Lease, the Consent to the Assignment of Lease and the Mortgage delivered on the Property Closing Date has been recorded with the appropriate Governmental Authority in the order set forth in this paragraph, and the UCC Financing Statements will be filed with the appropriate Governmental Authorities.

               (g) Priority of Liens. (i) Each of the Mortgage, Assignment of Lease and Memorandum of Lease delivered on the Property Closing Date, constitutes a valid and perfected first lien on the Property in an amount not less than the Tranche A/B Property Cost, subject only to the Permitted Exceptions, and (ii) the Lessor Financing Statements perfect the Lessor's interest under the Lease to the extent the Lease is a security agreement governed by Article 9 of the Uniform Commercial Code.

               (h) Flood Zone. No portion of the Property is located in an area identified as a special flood hazard area by the

Federal Emergency Management Agency or other applicable agency, or if the Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for the Property in accordance with Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

               (i) Insurance Coverage. The Lessee maintains insurance coverage for the Property which meets the requirements of Section 14.1 of the Lease and all of such coverage is in full force and effect.

               (j) Legal Requirements. The Property complies with all Legal Requirements (including all zoning and land use laws and Environmental Laws).

               (k) Consents, etc. All consents, licenses and building permits required by all Legal Requirements for construction, completion, occupancy and operation of the Property have been obtained and are in full force and effect.

               (l) Utilities. All utility services and facilities necessary for the use of the Improvements existing, or to be constructed, on the Land (including gas, electrical, water and sewage services and facilities) will be available to the Property on or prior to the Outside Completion Date.

               (m) Environmental Matters.

                    (1) Except as disclosed in the Environmental Audit delivered to the Agent and the Investor, the Property does not contain, and has not previously contained, any Hazardous Materials in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could give rise to liability under, any Hazardous Materials Laws.

                    (2) Except as disclosed in the Environmental Audit delivered to the Agent and the Investor, the Property and all operations at the Property are in compliance and have in the last ten years been in compliance, in all respects with all applicable Hazardous Materials Laws, and there is no contamination at, on or under the Property or violation of any Hazardous Materials Laws with respect to the Property or the business operated by Lessee or any of its Subsidiaries at the Property (the "Business").

                    (3) Neither the Lessee nor any of its Subsidiaries has
                received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding compliance with Hazardous Materials Laws with regard to the

                Property, nor does the Lessee have knowledge that any such notice will be received or is being threatened.

                    (4) Except as disclosed in the Environmental Audit delivered to the Agent and the Investor, Hazardous Materials have not been transported or disposed of from the Property in violation of any Hazardous Materials Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under the Property in violation of any applicable Hazardous Materials Laws.

                    (5) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of the Lessee, threatened, under any Hazardous Materials Laws to which the Lessee or any Subsidiary is or will be named as a party with respect to the Property, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Hazardous Materials Laws with respect to the Property or the Business.


                    (6) There has been no release or threat of release of
                Hazardous Materials at or from the Property, arising from or related to the operations of the Lessee or any Subsidiary in connection with the Property, in violation of or in amounts or in a manner that could reasonably be expected to give rise to any material liability under any Hazardous Materials Laws.

               (n) Title to the Properties. The Lessor has good and marketable title to the Property in fee simple, subject only to the Permitted Exceptions. The Lessor has the right to grant the Mortgage on the Property. The Lessor will at all times have good and marketable title to the Property, subject only to Permitted Exceptions.

               (o) Execution and Delivery by the Construction Agent. The execution and delivery of each Operative Agreement delivered by the Construction Agent on such date and the performance of the Construction Agent's obligations under each Agency Agreement Supplement and Operative Agreement have been duly authorized by all requisite corporate action of the Construction Agent.

               (p) Agency Agreement Supplements. Each Operative Agreement delivered by the Construction Agent on such date has been duly executed and delivered by the Construction Agent.

               (q) Valid and Binding Obligations of the Construction Agent. Each Operative Agreement delivered by the Construction Agent on such date is a legal, valid and binding obligation of the Construction Agent, enforceable against the Construction Agent in accordance with its terms.

               (r) Conditions Precedent in Operative Agreements. All conditions precedent contained in this Agreement and in the other Operative Agreements relating to the acquisition of the Property by the Lessor have been satisfied in full or waived by the Agent and the Lessor.

               (s) Hart-Scott-Rodino. The acquisition of the Property does not conflict with, violate, or require the consent of any governmental entity, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

               7.5 Representations and Warranties of the Trustee on the Property Closing Date. The Trustee hereby represents and warrants to each of the other parties hereto as of the Property Closing Date as follows:

               (a) Representations and Warranties; No Default. The representations and warranties of the Trustee set forth herein and in each of the other Operative Agreements are true and correct in all material respects on and as of the Property Closing Date as if made on and as of the Property Closing Date. The Trustee is in compliance with its respective obligations under the Operative Agreements and there exists no Default or Event of Default known to the Trustee under any of the Operative Agreements.

               (b) Authorization by the Trustee. The execution and delivery of the Lease Supplement, Memorandum of Lease, Mortgage, Assignment of Lease and other Operative Agreement delivered by the Trustee on the Property Closing Date and the performance of the obligations of the Trustee under the Lease Supplement, Memorandum of Lease, Mortgage, the Assignment of Lease and other Operative Agreement (assuming due authorization, execution and delivery of the Trust Agreement by the Investor) have been duly authorized by all requisite action of the Trustee.

               (c) Execution and Delivery by the Trustee. Each Lease Supplement, Memorandum of Lease, Mortgage, Assignment of Lease and other Operative Agreement delivered by the Trustee on the Property Closing Date (assuming due authorization, execution and delivery of the Trust Agreement by the Investor) have been duly executed and delivered by the Trustee.

               (d) Valid and Binding Obligations. Each Lease Supplement, Memorandum of Lease, Mortgage, Assignment of Lease and other Operative Agreement delivered by the Trustee on the Property Closing Date (assuming the Trust Agreement is the legal, valid and binding obligation of the Investor) is a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms.

               7.6 Representations and Warranties of the Lessee Upon each Funding Date. The Lessee hereby represents and warrants to each of the other parties hereto as of each Funding Date as follows:

               (a) Representations and Warranties. The representations and warranties of the Construction Agent, the Lessee and the Guarantors set forth herein and in each of the other Operative Agreements are true and correct in all material respects on and as of such Funding Date as if made on and as of such Funding Date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on such earlier date. The Construction Agent, the Lessee and the Guarantors are in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements to which the Construction Agent, the Lessee or the Guarantors are a party. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on such date.

               (b) Title to Properties. The Lessor has good and marketable title to the Property in fee simple, subject only to the Permitted Exceptions.

               (c) Priority of Liens. Each of the Mortgage, Supplement to the Assignment of Lease and Lease Memorandum constitutes a valid and perfected first lien on the Property in an amount not less than the Tranche A/B Property Cost, subject only to Permitted Exceptions.

               (d) Insurance. The Construction Agent has obtained insurance coverage covering the Property which meets the requirements of the Agency Agreement and the other Operative Agreements before commencing construction, repairs or Modifications, as the case may be, and such coverage is in full force and effect.

               (e) Property-Related Matters. The Property, when improved in accordance with the Plans and Specifications, will comply in all material respects with all Legal Requirements (including all applicable zoning and land use laws and Hazardous Materials Laws) and Insurance Requirements. The Plans and Specifications have been or will be prepared in accordance with all applicable Legal Requirements (including all applicable Hazardous Materials Laws and building, planning, zoning and fire codes) and upon completion of the applicable Improvements in accordance with the Plans and Specifications, such Improvements will not encroach in any manner onto any adjoining land (except as permitted by express written easements or variance) and such Improvements and the use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees and tenants will comply with all applicable Legal Requirements (including all applicable Hazardous Materials Laws and building, planning, zoning and fire codes). Upon completion of such Improvements in accordance with the Plans and Specifications, (i) there will be no material defects to such Improvements including the plumbing, heating, air conditioning and electrical systems thereof and (ii) all water, sewer, electric, gas, telephone and drainage facilities and all other utilities required to adequately service such Improvements for its intended use will be available pursuant to adequate permits (including any that may be required under applicable Hazardous Materials Laws). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any applicable Hazardous Materials Laws) pending or, to the best knowledge of the Lessee, threatened which adversely affects the title to, or the use, operation or value of, the Property. No fire or other casualty with respect to the Property has occurred which fire or other casualty has had a material adverse effect on the Lessee's ability to perform its obligations under the Agency Agreement and the other Operative Agreements. All utilities serving the Property, or proposed to serve the Property in accordance with the Plans and Specifications, are located in, and in the future will be located in, and vehicular access to the Improvements on the Property is provided by, either public rights-of-way abutting the Property or Appurtenant Rights. All applicable licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof of dedication, required for (i) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from the Property during the construction of the Improvements thereon and the use and operation of the Improvements following such construction, (ii) the construction of the Improvements in accordance with the Plans and Specifications and the Agency Agreement and (iii) the use and operation of the Improvements following such construction as permitted pursuant to the Lease have been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties.

               (f) Lease Requirements. The Improvements, when completed, will comply with all requirements and conditions set forth in the Lease and all other conditions and requirements of the Operative Documents.

               (g) Conditions Precedent contained in the Operative Agreements. All conditions precedent contained in this Agreement and in the other Operative Agreements to which the Lessee, any Guarantor or the Construction Agent is a party relating to the relevant Advance have been satisfied in full.

               7.7 Representations and Warranties of the Trustee Upon each Funding Date. The Trustee hereby represents and warrants to each of the other parties hereto as of each Funding Date as follows:

               (a) Representations and Warranties. The representations and warranties of the Trustee set forth herein and in each of the other Operative Agreements are true and correct in all respects on and as of such Funding Date as if made on and as of such Funding Date. The Trustee is in compliance with its respective obligations under the Operative Agreements.

               (b) Authority of the Trustee. The execution and delivery of each Operative Agreement delivered by the Trustee on such date and the performance of the obligations of the Trustee under each Operative Agreement (assuming due authorization, execution and delivery of the Trust Agreement by the Investor) has been duly authorized by all requisite action of the Trustee.

               (c) Execution and Delivery by the Trustee. Each Operative Agreement delivered by the Trustee on such date (assuming due authorization, execution and delivery of the Trust Agreement by the Investor) has been duly executed and delivered by the Trustee.

               (d) Valid and Binding Obligations of the Trustee. Each Operative Agreement delivered by the Trustee on such date (assuming the Trust Agreement is the legal, valid and binding obligation of the Investor) is a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms.

               (e) Conditions Precedent contained in the Operative Agreements. All conditions precedent contained in this Agreement and in the other Operative Agreements to be satisfied by the Trustee relating to the relevant Advance have been satisfied in full.

               7.8 Representations and Warranties of the Investor Upon Funding Dates. The Investor hereby represents and warrants to each of the other parties hereto as of each Funding Date that: (a) the representations and warranties of the Investor set forth herein and in each of the other Operative Agreements are true and correct in all respects on and as of such Funding Date as if made on and as of such Funding Date and (b) the Investor is in compliance with its obligations under the Operative Agreements.


                     SECTION 8. PAYMENT OF CERTAIN EXPENSES

        Lessee agrees, for the benefit of the Investor, the Trust Company, the Trustee, the Agent and each of the Lenders, to:

               8.1 Transaction Expenses. (a) On the Initial Closing Date, pay, or cause to be paid, all fees, expenses and disbursements of each of the Lessor's, the Trust Company's, the Agent's, and the Investor's counsel in connection with the transactions contemplated by the

Operative Agreements and incurred in connection with such Initial Closing Date, including all Transaction Expenses, and all other expenses in connection with such Initial Closing Date, including all expenses relating to all fees, taxes and expenses for the recording, registration and filing of documents.

               (b) On the Property Closing Date, pay, or cause to be paid out of the Advance made on such date, all fees, expenses and disbursements of each of the Lessor's, the Trust Company's, the Agent's and the Investor's counsel in connection with the transactions contemplated by the Operative Agreements and incurred in connection with the Property Closing Date, including all Transaction Expenses arising from the Property Closing Date, all other expenses in connection with the Property Closing Date, including all expenses relating to the Appraisal, all fees, taxes and expenses for the recording, registration and filing of documents and including reimbursement for Transaction Expenses paid in connection with the Initial Closing Date.

               8.2 Brokers' Fees and Stamp Taxes. Pay or cause to be paid brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Agreement and the other Operative Agreements.

               8.3 Certain Fees and Expenses. Pay or cause to be paid (i) the initial and annual Trust Company's fee and all expenses of the Trust Company and any necessary co-trustees (including reasonable counsel fees and expenses) or any successor owner trustee, for acting as trustee under the Trust Agreement,
(ii) all costs and expenses incurred by the Lessee, the Agent, the Investor, the Trust Company or the Lessor in entering into any future amendments or supplements with respect to any of the Operative Agreements, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by the Lessee, and (iii) all costs and expenses incurred by the Lessor, the Lessee, the Investor, the Trust Company or the Agent in connection with any purchase of the Property by the Lessee pursuant to Section 20 of the Lease.

               8.4 Credit Agreement and Related Obligations. (a) Pay, on or prior to the due date thereof, all costs, fees, indemnities, expenses and other amounts (other than principal and interest on the Loans, but including breakage costs and interest on overdue amounts pursuant to Section 2.14 of the Credit Agreement or otherwise) required to be paid by the Lessor under any Operative Agreement.

               (b) Pay the Agent all fees specified in the Fee Letter at the time and in the manner required by the Fee Letter.

               (c) Pay the Lessor promptly after receipt of notice therefor any additional amounts payable to the Investor in respect of the Investor Contribution under Sections 2.13, 2.14 and 2.15 of the Credit Agreement (it being agreed that the Investor is, for purposes of this Agreement, a beneficiary of the provisions of Sections 2.13, 2.14 and 2.15 of the Credit Agreement).

               8.5 Commitment Fees; Amendment Fees. (a) Pay to the Agent for the account of each Lender the Commitment Fee on each Commitment Fee Payment Date.

               (b) Pay to the Agent for the account of each Lender the Amendment Fee on each Amendment Fee Payment Date.

               (c) The Commitment Fee and the Amendment Fee shall be calculated on the basis of a 360 day year for the actual days elapsed. If all or a portion of the Commitment Fee or the Amendment Fee shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the applicable Overdue Rate, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

               8.6 Overdue Rate. If all or a portion of the Investor Yield, the Investor Contribution or any other amount owed to the Investor shall not be paid when due, such overdue amount shall bear interest, payable on demand, at a rate per annum equal to the applicable Overdue Rate, from the date of such non-payment until such amount is paid in full (as well after as before judgment).


                    SECTION 9. OTHER COVENANTS AND AGREEMENTS

               9.1 Covenants of the Trustee and the Investor. Each of the parties hereby agrees that so long as this Agreement is in effect:

               (a) Discharge of Liens. Each of the Investor, the Trustee and the Trust Company, in its individual capacity, will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Property attributable to it or any of its Affiliates; provided, however, that the Investor, the Trustee and the Trust Company shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, the Property or title thereto or any interest therein or the payment of Rent.

               (b) Trust Agreement. Without prejudice to any right under the Trust Agreement of the Trust Company to resign, or the Investor's right under the Trust Agreement to remove the institution acting as trustee, each of the Investor and the Trust Company hereby agrees with the Lessee and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement without the prior written consent of any party hereto adversely affected by such amendment and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect such party.

               (c) Successor Trust Company. The Trust Company or any successor may resign or be removed by the Investor as trustee of the Trust, a successor trustee may be appointed, and a corporation may become the trustee under the Trust Agreement, only in accordance with the provisions of Article 9 of the Trust Agreement and with the consent of the Lessee, which consent shall not be unreasonably withheld or delayed.

               (d) Indebtedness; Other Business. The Trustee in its capacity as Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any indebtedness, or enter into any business or other activity, other than pursuant to or under the Operative Agreements.

               (e) No Violation. The Investor will not instruct the Trustee to take any action in violation of the terms of any Operative Agreement.

               (f) No Voluntary Bankruptcy. Neither the Investor nor the Trustee shall (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial benefit of its creditors; and neither the Investor nor the Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph.

               (g) Change of Chief Place of Business. The Trustee shall give prompt notice to the Lessee and the Agent if the Trustee's principal corporate trust office, or the office where the records concerning the accounts or contract rights relating to the Property are kept, shall cease to be located at Corporate Trust Division, 120 South San Pedro Street, Suite 400, Los Angeles, California 90012 or if it shall change its name.

               (h) Loan Documents. Provided that no Lease Event of Default has occurred and is continuing, none of the Lenders, the Trustee, the Agent nor the Investor shall consent to or permit any material amendment, supplement, waiver or other modification of the terms and provisions of the Credit Agreement, the Notes or the Security Documents, in each case without the prior written consent of the Lessee.

               (i) Disposition of Assets. The Trustee shall not convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly authorized by the Operative Agreements.

               (j) Compliance with Operative Agreements. The Trustee shall at all times observe and perform all of the covenants, conditions and obligations required to be performed by it under each Operative Agreement to which it is a party.

               9.2 Amendment of Certain Documents. The Agent, for itself and on behalf of the Lenders, hereby agrees for the benefit of the Trustee and the Investor that it will not amend, alter or otherwise modify, or consent to any amendment, alteration or modification of, the Lease (including the definitions of any terms used in such document) without the prior written consent of the Trustee and the Investor, as the case may be, if such amendment, alteration or modification would materially and adversely affect the interests of the Trustee or the Investor. Provisions requiring consent, include any amendment, alteration or modification that would release the Lessee from any of its obligations in respect of the payment of Basic Rent, Supplemental Rent, Termination Value, Maximum Residual Guarantee Amount or the Purchase Option Price or any other payments in respect of the Property as set forth in the Lease, or amend the provisions of Section 8 of the Credit Agreement, or reduce the amount of, or change the time or manner of payment of, obligations of the Lessee as set forth in the Lease, or create or impose any obligation on the part of the Trustee or the Investor under the Lease, or extend or shorten the duration of the Term, or modify the provisions of this Section 9.2.

               9.3 Proceeds of Casualty. The Lessor and the Investor agree, for the benefit of the Agent and the Lenders, that if at any time either the Lessor or the Investor receives any proceeds as a result, directly or indirectly, of any Casualty or Condemnation with respect to the Property which the Lessor is entitled to retain and hold in accordance with the terms of the Lease, the Lessor and the Investor agree that they will promptly deposit such amounts in an account with the Agent. The Lessor and the Investor also agree that they will execute and deliver such documents and instruments as the Agent may request in order to grant the Agent, for the benefit of the Lenders, a valid and perfected, first priority security interest in such proceeds.

               9.4 Intercreditor Agreement. The Lessee, the Agent, the Lenders and the Lessor hereby agree and confirm that the provisions of Section 8 of the Credit Agreement are intended to constitute an intercreditor agreement and a subordination agreement under Section 510 of the Bankruptcy Code or any similar provision therein.

               9.5 Appraisals The Lessee hereby agrees that the Agent shall have the right, upon the occurrence of an Event of Default or if required pursuant to the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, or any other banking Law, to commission, at the Lessee's cost and expense, an Appraisal of the Property.

               9.6 Covenants of the Lessee. The Lessee hereby agrees that so long as this Agreement is in effect:

               (a) Separate Accounts and Records. It will maintain its accounts, financial statements, accounting records, and books separate from any other Person, including, any of the Guarantors.

               (b) Official Records. It will maintain its books, records, resolutions and agreements as official records.


               (c) Commingling. It will not commingle its funds or assets with those of any other entity, including any of the Guarantors, and will hold its assets in its own name.


               (d) Own Name. It will conduct its business in its own name.

               (e) Own Liabilities. It will pay its own liabilities out of its own funds and assets.

               (f) Formalities. It will observe all corporate formalities, as applicable.


                          SECTION 10. CREDIT AGREEMENT

               10.1 Lessee's Credit Agreement Rights. Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Lessee, the Investor and the Trustee hereby agree that:

               (a) the Lessee shall have the right to give the notices and deliver the Requisitions referred to in Section 2.3 of the Credit Agreement;

               (b) the Lessee shall have the right to convert or continue Loans in accordance with Section 2.6 of the Credit Agreement;

               (c) the Lessee shall receive copies of all notices delivered to the Lessor under the Credit Agreement and the other Operative Agreements and such notices shall not be effective until received;

               (d) the Lessee shall have the right to select Interest Periods in accordance with the terms of the Credit Agreement;

               (e) the Lessee shall have the right to give notice of prepayment of the Loans in accordance with the Credit Agreement, provided that if the Lessee shall give notice of prepayment of the Loans, the Lessee shall prepay a pro rata portion of the Investor Contribution;

               (f) the Lessee shall have the right to cure, to the extent susceptible to a cure, any Default or Event of Default of the Lessor under the Credit Agreement;

               (g) the Lessee shall have the right to approve any successor Agent pursuant to Section 7.9 of the Credit Agreement;

               (h) the Lessee shall have the right, on behalf of the Lessor, to select any person or persons (including the Lessee) to whom funds may be paid at the discretion of the Lessor in accordance with Sections 8.1 and 8.2 of the Credit Agreement;

               (i) the Lessee shall have the right to consent to any assignment by a Lender, if required pursuant to Section 9.7 of the Credit Agreement;

               (j) the Lessee shall have the right to request that another lending office be designated pursuant to Section 2.16 of the Credit Agreement; and

               (k) without limiting the foregoing clauses (a) through (j), and in addition thereto, (x) the Trustee shall not exercise any right under the Credit Agreement without giving the Lessee at least ten (10) Business Days' prior written notice (or such shorter period as may be required but in no case less than three (3) Business Days) and, following such notice, the Trustee shall take such action, or forbear from taking such action, as the Lessee shall direct and (y) the Lessee shall have the right to exercise any other right of the Trustee under the Credit Agreement upon not less than two (2) Business Days' prior written notice from the Lessee to the Trustee. Notwithstanding the foregoing, the Investor shall retain the exclusive right to direct the Trustee with respect to the exercise of the Excepted Rights.

                        SECTION 11. TRANSFER OF INTEREST

               11.1 Restrictions on Transfer. (a) The Investor may not assign, convey or otherwise transfer any of its right, title or interest in or to the Trust Estate or the Trust Agreement without the consent of the Agent and provided no Event of Default shall have occurred and be continuing at the time of such assignment, conveyance or transfer, the Lessee, which consent shall not be unreasonably withheld or delayed. Any transfer by the Investor as above provided, shall be effected pursuant to an agreement in form and substance reasonably satisfactory to the Agent, the Investor, the Trust Company, the Lessee and their respective counsel.

               (b) Notwithstanding the provisions of Section 11.1(a) to the contrary, the Investor may at any time sell to an Affiliate or to any Lender or any Affiliate of any Lender participating interests in the economic interest held by the Investor in the Trust Estate or the Trust Agreement, provided that the Investor's obligations under this Agreement and the other Operative Agreements to the other parties hereto and thereto shall remain unchanged, the Investor shall remain solely responsible for the performance thereof and the Agent, the Lessee and the other parties to the Operative Agreements shall continue to deal solely and directly with the Investor in connection with the Investor's rights and obligations under this Agreement and the other Operative Agreements.

               11.2 Effect of Transfer. From and after any transfer effected in accordance with this Section 11, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor Investor shall remain liable under the Trust Agreement to the extent that the transferee Investor shall not have assumed the obligations of the transferor Investor thereunder. Upon any transfer by the Trustee or an Investor as above provided, any such transferee shall assume the obligations of the Trustee, and the Lessor or Investor, as the case may be, and shall be deemed the "Trustee", "Lessor" or "Investor", as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this Section 11, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including rights to indemnification under any such document.


                           SECTION 12. INDEMNIFICATION

               12.1 General Indemnity. (a) The Lessee, whether or not any of the transactions contemplated hereby shall be consummated, hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person in any way relating to or arising or alleged to arise out of (i) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, operation, repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of the Property or any part thereof; (ii) any latent or other defects in the Property whether or not discoverable by an Indemnified Person or the Lessee; (iii) a violation of Hazardous Materials Laws, Environmental Claims or other loss of or damage relating to the Property; (iv) the Operative Agreements, or any transaction contemplated thereby; (v) any breach by the Lessee of any of its representations or warranties under the Operative Agreements or failure by the Lessee to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; and (vi) personal injury, death or property damage relating to the Property, including Claims based on strict liability in tort; but in any event excluding (v) Claims resulting from Lessor Liens which the Lessor is responsible for discharging under the Operative Agreement, (w) Claims to the extent such Claims arise solely from legal proceedings commenced against an Indemnified Person by a Participant or assignee for breach or alleged breach by such Indemnified Person of any agreement entered into in connection with the participation in or assignment of any Loan or the Trust Estate, and in any event, none of the costs or expenses of the transaction by which such participation or assignment is made, (x) Claims to the extent such Claims arise solely out of the gross negligence or willful misconduct of such Indemnified Person, (y) Claims to the extent such Claims are attributable to events occurring after the expiration of the Term and after the Lessee's discharge of all its obligations under the Lease or (z) any Taxes including any Claim (or any portion of a Claim) made upon an Indemnified Person by a third party that at its origin is based upon a Tax (other than amounts necessary to make any payments hereunder on an After Tax Basis, where the Lessee is otherwise specifically required to make such payments on an After Tax Basis). The Lessee shall be entitled to control, and shall assume full responsibility for the defense of any Claim hereby indemnified against; provided, however, that the Lessee shall not be entitled to assume and control the defense of any such Claim, and any Indemnified Person named in such Claim, may retain separate counsel at the expense of the Lessee in the event and to the extent that (A) in the reasonable opinion of such Indemnified Person (x) such action, suit or proceeding involves any risk of imposition of criminal liability or will involve a risk of the sale, forfeiture or loss of, or the creation of any lien (other than a Permitted Lien) on the Property or any part thereof unless, in the case of civil liability, the Lessee shall have posted a bond or other security satisfactory to the relevant Indemnified Person in respect to such risk or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves claims not fully indemnified by the Lessee which the Lessee and the Indemnified Person have been unable to sever from the indemnified claim(s), or (C) a Lease Event of Default has occurred and is continuing. The Indemnified Person will join in the Lessee's efforts to sever such action if applicable. The

Indemnified Person may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee shall not enter into any settlement or other compromise with respect to any claim which is entitled to be indemnified under this Section 12.1 without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnified Person.

               Each Indemnified Person shall, at the expense of the Lessee, supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to defend in any action, suit or proceeding to the extent permitted by Section 12.1. Unless a Lease Event of Default shall have occurred and be continuing, no Indemnified Person shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 12.1 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnified Person waives its right to be indemnified under Section 12.1 with respect to such Claim. The Lessee and each Indemnified Person agree to give each other prompt written notice of any Claim hereby indemnified against but the giving of any such notice by an Indemnified Person shall not be a condition to the Lessee's obligations under this Section 12.1, except to the extent failure to give such notice materially prejudices Lessee's rights hereunder. After an Indemnified Person has been fully indemnified for a Claim pursuant to this
Section 12.1, and so long as no Event of Default under the Lease shall have occurred and be continuing, the Lessee shall be subrogated to any right of such Indemnified Person without further action by such Indemnified Person with respect to such Claim and such Indemnified Person shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are necessary or advisable to enable the Lessee vigorously to pursue such claims.

               (b) Notwithstanding anything to the contrary herein, during the Construction Period, the Lessee shall not be obligated under any of the Operative Agreements to indemnify any Person with respect to any costs arising from third-party damage claims other than those third-party claims caused by or resulting from the actions or failure to act by Lessee, or any of its agents, employees, consultants, contractors or subcontractors (or anyone else under the control of Lessee or such Persons), while Lessee is in possession or control of the Property and those Claims imposed, incurred or asserted pursuant to (i) clause (iii) of Section 12.1(a), (ii) a breach of the representations made by Lessee pursuant to Section 7.4(m), or (iii) a violation by Lessee of the covenants contained in Section 9.1 of the Lease and Section 2.7(a) of the Agency Agreement with respect to Hazardous Materials Laws or Section 9.2 of the Lease.

               (c) Without limiting the express rights of the Indemnified Persons under this Section 12.1, this Section 12.1 shall be construed as an indemnity only and not a guaranty of the residual value of the Property or as a guarantee of the Loans or Investor Contribution.

               12.2 General Tax Indemnity. (a) The Lessee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend the Property and all Tax Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis.

               (b) Provided that no Default or Event of Default has occurred and is continuing, if any Tax Indemnitee obtains a refund or a reduction in a liability (but only if such reduction relates to a Tax not otherwise indemnifiable hereunder and has not been taken into account in determining the amount of a payment on an After Tax Basis) as a result of any Imposition paid or reimbursed by the Lessee (in whole or in part), such Tax Indemnitee shall promptly pay to the Lessee the lesser of (x) the amount of such refund or reduction in liability and (y) the amount previously so paid or advanced by the Lessee, in each case net of reasonable expenses not already paid or reimbursed by the Lessee.

               (c)(i) Subject to the terms of Section 12.2(g), the Lessee shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Tax Indemnitee, as appropriate, and the Lessee shall at its own expense, upon such Tax Indemnitee's reasonable request, furnish to such Tax Indemnitee copies of official receipts or other satisfactory proof evidencing such payment.

               (ii) In the case of Impositions for which no contest is conducted pursuant to Section 12.2(g) and which the Lessee pays directly to the taxing authorities, the Lessee shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Lessee reimburses a Tax Indemnitee, the Lessee shall do so within twenty (20) days after receipt by the Lessee of demand by such Tax Indemnitee describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Lessee be required to pay such reimbursement prior to thirty
(30) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 12.2(g), the Lessee shall pay such Impositions or reimburse such Tax Indemnitee for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 12.2(g).

               (iii)Impositions imposed with respect to the Property for a billing period during which the Lease expires or terminates (unless the Lessee has exercised the Purchase Option with respect to the Property) shall be adjusted and prorated on a daily basis between the Lessee and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination and each party shall pay or reimburse the other for each party's pro rata share thereof.

               (iv) At the Lessee's request, the amount of any indemnification payment by the Lessee pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee and the Tax Indemnitee. The fees and expenses of such independent public accounting firm shall (i) in the case of the Trust Company or the Trustee, be paid by the Lessee, and (ii) in the case of all other Tax Indemnitees, be paid by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of 10% or more of the payment as computed by such Tax Indemnitee, in which case such fee shall be paid by such Tax Indemnitee.

               (d)(i) The Lessee shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of the Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessee under or arising out of subsection
(a) and of which the Lessee has knowledge, the Lessee, at its sole cost and expense, shall notify the relevant Tax Indemnitee of such requirement and (except if such Tax Indemnitee notifies the Lessee that such Person intends to file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Tax Indemnitee, advise such Tax Indemnitee of such fact and prepare such return, statement or report for filing by such Tax Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessee under or arising out of subsection (a), provide such Tax Indemnitee at the Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessee under or arising out of subsection (a). Such Tax Indemnitee shall, upon the Lessee's request and at the Lessee's expense, provide any data maintained by such Tax Indemnitee (and not otherwise within the control of the Lessee) with respect to the Property which the Lessee may reasonably require to prepare any required tax returns or reports;

               (e) If as a result of the payment or reimbursement by the Lessee of any expenses of a Tax Indemnitee or the payment of any Transaction Expenses incurred in connection with the transactions contemplated by the Operative Agreements, any Tax Indemnity, shall suffer a net increase in any federal, state or local income tax liability, the Lessee shall indemnify such Tax Indemnities (without duplication of any indemnification required by subsection (a)) on an After Tax Basis for the amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings realized or reasonably expected to be realized by such Tax Indemnities, in respect thereof, as well as any interest, penalties and additions to tax payable by such Tax Indemnities, in respect thereof;

               (f) As between the Lessee and the Lessor, the Lessee shall be responsible for, and the Lessee shall indemnify and hold harmless the Trust Company in its individual capacity and as the Trustee (without duplication of any indemnification required by subsection (a)) on an After Tax Basis against, any obligation for United States withholding taxes imposed in respect of the interest payable on the Notes to the extent, but only to the extent, Lessor has actually paid funds to a taxing authority with respect to such withholding taxes (and, if the Lessor receives a demand for such payment from any taxing authority, the Lessee shall discharge such demand on behalf of the Lessor);

               (g)(i) If a written claim is made against any Tax Indemnitee or if any proceeding shall be commenced against such Tax Indemnitee (including a written notice of such proceeding), for any Impositions, such Tax Indemnitee shall promptly notify Lessee in writing and shall not take action with respect to such claim or proceeding without the consent of Lessee for thirty (30) days after the receipt of such notice by Lessee; provided, that, in the case of any such claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Tax Indemnitee shall, in such notice to Lessee, inform Lessee, and no action shall be taken with respect to such claim or proceeding without the consent of Lessee before the end of such shorter period; provided, further, that the failure of such Tax Indemnitee to give the notices referred to this sentence shall not diminish Lessee's obligation hereunder except to the extent such failure precludes Lessee from contesting all or part of such claim.

               (ii) If, within thirty (30) days of receipt of such notice from the Tax Indemnitee (or such shorter period as the Tax Indemnitee has noticed Lessee is required by law or regulation for the Tax Indemnitee to commence such contest), Lessee shall request in writing that such Tax Indemnitee contest such Imposition, the Tax Indemnitee shall, at the expense of Lessee, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such impositions (provided, however, that (A) if such contest can be pursued independently from any other proceeding involving a tax liability of such Tax Indemnitee, the Tax Indemnitee, at Lessee's request, shall allow Lessee to conduct and control such contest and (B) in the case of any contest that Lessee is not entitled to control, the Tax Indemnitee may request Lessee to conduct and control such contest if possible or permissible under applicable law or regulation) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by Lessee from time to time.

               (iii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided that all decisions ultimately shall be made in the sole discretion of the controlling party. The parties agree that a Tax Indemnitee may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Tax Indemnitee shall waive its rights to any indemnity from Lessee that otherwise would be payable in respect of such claim (and any future claim by any taxing authority with respect to other taxable periods that are based, in whole or in part, upon the resolution of such claim) and shall pay to Lessee any amount previously paid or advanced by Lessee pursuant to this Section
12.2 by way of indemnification or advance for the payment of an Imposition, and no other then future liability of the Lessee is likely with respect to such Imposition.

               (iv) Notwithstanding the foregoing provisions of this Section 12.2, a Tax Indemnitee shall not be required to take any action and Lessee shall not be permitted to contest any Impositions in its own name or that of the Tax Indemnitee unless (A) Lessee shall have agreed to pay and shall pay to such Tax Indemnitee on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Tax Indemnitee actually incurs in connection with contesting such Impositions, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (B) in the case of a claim that must be pursued in the name of an Tax Indemnitee (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Tax Indemnitee for which Lessee may be liable to pay an indemnity under this Section 12.2) is more than $100,000 and less than $1,000,000, unless the pursuit of such contest is in a manner mutually satisfactory to the Tax Indemnitee and the Lessee, but in no event shall such right prevent the Lessee from prosecuting or continuing such contest, (C) the Tax Indemnitee shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such contest shall involve the payment of the Imposition prior to the contest, Lessee shall provide to the Tax Indemnitee an interest-free advance in an amount equal to the Imposition that the Tax Indemnitee is required to pay (with no additional net after-tax cost to such Tax Indemnitee), (E) in the case of a claim that must be pursued in the name of an Tax Indemnitee (or an Affiliate thereof), Lessee shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Lessee and reasonably satisfactory to such Tax Indemnitee stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that there is substantial authority for the position asserted in such appeal) and (F) no Event of Default shall have occurred and be continuing. In no event shall a Tax Indemnitee be required to appeal an adverse judicial determination to the United State Supreme Court. In addition, a Tax Indemnitee shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this
Section 12.2, unless there shall have been a change in law (or interpretation thereof) and the Tax Indemnitee shall have received, at the Lessee's expense, an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably acceptable to the Lessee stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Tax Indemnitee will prevail in such contest.

               (h) At the Lessee's request, the amount of any indemnity payment by the Lessee or any payment by a Tax Indemnitee to the Lessee pursuant to this
Section 12.2 shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee and such Tax Indemnitee. The costs of such verification shall be borne by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of 10 percent (10%) of the payment as computed by such Tax Indemnitee, in which case such fee shall be paid by such Tax Indemnitee. In no event shall the Lessee have the right to review such Tax Indemnitee's tax returns or receive any other confidential information from such Tax Indemnitee in connection with such verification. Any information provided to such accountants by any Person shall be and remain the exclusive property of such Person and shall be deemed by the parties to be (and the accountants will confirm in writing that they will treat such information as) the private, proprietary and confidential property of such Person, and no Person other than such Person and the accountants shall be entitled thereto and all such materials shall be returned to such Person. Such accounting firm shall be requested to make its determination within thirty (30) days of the Lessee's request for verifications and the computations of the accounting firm shall be final, binding and conclusive upon the Lessee and such Tax Indemnitee. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to the Lease and that matters of interpretation of the Lease are not within the scope of the independent accounting firm's responsibilities.


                            SECTION 13. MISCELLANEOUS


               13.1 Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of the Property to the Trustee, the construction of any Improvements, any disposition of any interest of the Trustee in the Property or the Improvements or any interest of the Investor in the Trustee, the payment of the Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative

Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

               13.2 No Broker, etc. Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Agreement, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act, except for the Arranger, the fees of which shall be paid by the Lessee. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

               13.3 Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by nationally recognized courier service and any such notice shall become effective five Business Days after being deposited in the mails, certified or registered with appropriate postage prepaid or one Business Day after delivery to a nationally recognized courier service specifying overnight delivery and shall be directed to the address of such Person as indicated:

        If to the Lessee, to it at:

                         Safeskin Real Estate Incorporated
                         12671 High Bluff Drive
                         San Diego, California  92130
                         Attention: William R. LaRue, Vice President-Treasurer Telecopy No.: (619) 350-2380



        If to the Trustee, to it at:

                         Union Bank of California, N.A.
                         Corporate Trust Division
                         120 South San Pedro Street, Suite 400
                         Los Angeles, California  90012
                         Attention:  Vivian Savedra
                         Telecopy No.: (213) 972-5694

        If to the Investor, to it at:

                         Bankers Commercial Corporation
                         445 South Figueroa Street
                         Los Angeles, California  90071
                         Attention:  Joni LeSage
                         Telecopy No.:  (213) 236-7579



        If to the Agent, to it at:

                         Union Bank of California, N.A.
                         San Diego Commercial Banking Office
                         530 "B" Street - 4th Floor
                         San Diego, California 92101-4407
                         Attention:  Douglas S. Lambell
                         Telecopy No.: (619) 230-3766

From time to time any party may designate a new address for purposes of notice hereunder by notice to each of the other parties hereto.

               13.4 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

               13.5 Amendments and Termination. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought. This Agreement may be terminated by an agreement signed in writing by the Trustee, the Investor, the Lessee, the Agent and the Lenders. Notwithstanding the foregoing provisions to the contrary, in the case of the Lenders, the action of the Required Lenders shall control, except as otherwise provided in Section 9.1 of the Credit Agreement.

               13.6 Headings, etc. The Table of Contents and headings of the various Sections and Subsections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

               13.7 Parties in Interest. Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

               13.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               13.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               13.10 Liability Limited. The Lessee and the Investor each acknowledge and agree that the Trust Company is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and that Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Trustee, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Agreements.

               13.11 Rights of Lessee. Notwithstanding any provision of the Operative Agreements, if at any time all obligations (i) of the Trustee under the Credit Agreement and the Security Documents and (ii) of the Lessee under the Operative Agreements have in each case been satisfied or discharged in full, then the Lessee shall be entitled to (a) terminate the Lease (to the extent not previously terminated) and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to the Properties. Upon the fulfillment of the obligations contained in clauses (i) and (ii) above, the Lessor shall transfer to the Lessee all of its right, title and interest in and to the Properties (to the extent not previously transferred to the Lessee in accordance with the Lease) and any amounts or proceeds referred to in the foregoing clause
(b) shall be paid over to the Lessee.

               13.12 Further Assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense, shall take such action as may be reasonably requested in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement.

               13.13 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               13.14 No Representation or Warranty. Nothing contained herein, in any other Operative Agreement or in any other materials delivered to the Lessee in connection with the transactions contemplated hereby or thereby shall be deemed a representation or warranty by the Agent or the Arranger or any of their Affiliates as to the proper accounting treatment or tax treatment that should be afforded to the Lease and the Lessor's ownership of the Properties and the Agent expressly disclaims any representation or warranty with respect to such matters.

               13.15 Highest Lawful Rate. It is the intention of the parties hereto to conform strictly to applicable usury laws and, anything herein to the contrary notwithstanding, the obligations of the Lessee, the Lessor or the Investor or any other party under any Operative Agreement, shall be subject to the limitation that payments of interest or of other amounts constituting interest shall not be required to the extent that receipt thereof would be in excess of the Highest Lawful Rate, or otherwise contrary to provisions of law applicable to the recipient limiting rates of interest which may be charged or collected by the recipient. Accordingly, if the transactions or the amount paid or otherwise agreed to be paid for the use, forbearance or detention of money under this Agreement, the Lease and any other Operative Agreement would exceed the Highest Lawful Rate or otherwise be usurious with respect to the recipient of any such amount, then, in that event, notwithstanding anything to the contrary in this Agreement, the Lease or any other Operative Agreement, it is agreed as follows as to the recipient of any such amount:

               (a) the provisions of this Section 13.15 shall govern and control over any other provision in this Agreement, the Lease and any other Operative Agreement and each provision set forth therein is hereby so limited;

               (b) the aggregate of all consideration which constitutes interest that is contracted for, charged or received under this Agreement, the Lease, or any other Operative Agreement shall under no circumstances exceed the maximum amount of interest allowed by any Requirement of Law (such maximum lawful interest rate, if any, with respect to such Lender herein called the "Highest Lawful Rate"), and all amounts owed under this Agreement, the Lease and any other Operative Agreement shall be held subject to reduction and (i) the amount of interest which would otherwise be payable to the recipient hereunder and under the Lease, the Loan Documents and any other Operative Agreement, shall be automatically reduced to the amount allowed under any Requirement of Law and
(ii) any unearned interest paid in excess of the Highest Lawful Rate shall be credited to the payor by the recipient (or, if such consideration shall have been paid in full, refunded to the payee);

               (c) all sums paid, or agreed to be paid for the use, forbearance and detention of the money under this Agreement, the Lease, or any other Operative Agreement shall, to the extent permitted by any Requirement of Law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof; and

               (d) if at any time the interest, together with any other fees, late charges and other sums payable pursuant to or in connection with this Agreement, the Lease, and any other Operative Agreement executed in connection herewith or therewith, and deemed interest under any Requirement of Law exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees, charges and sums to accrue to the recipient of such interest, fees, charges and sums pursuant to the Operative Agreement shall be limited, notwithstanding anything to the contrary in the Operative Agreement to that amount which would have accrued at the Highest Lawful Rate for the recipient, but any subsequent reductions, as applicable, shall not reduce the interest to accrue pursuant to the Operative Agreement below the recipient's Highest Lawful Rate until the total amount of interest payable to the recipient (including all consideration which constitutes interest) equals the amount of interest which would have been payable to the recipient (including all consideration which constitutes interest), plus the amount of fees which would have been received but for the effect of this Section 3.15.

               13.16 Ownership of the Property. (a) The parties hereto intend that (i) for financial accounting purposes with respect to the Lessee (A) the Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards (SFAS) No. 13, as amended, (B) the Lessor will be treated as the beneficial owner and lessor of the Property and (C) the Lessee will be treated as the lessee of the Property, but (ii) for federal, state and local income tax and all other purposes (A) the Lease will be treated as a financing arrangement, (B) the Lenders will be treated as senior lenders making loans to the Lessee in an amount equal to the Loans, which Loans will be secured by the Property, (C) the Lessor will be treated as a subordinated lender making a loan to the Lessee in an amount equal to the Investor Contribution, which loan is secured by the Property, and (D) the Lessee will be treated as the beneficial owner of the Property and will be entitled to all tax benefits ordinarily available to an owner of property like the Property for such tax purposes.

               (b) The parties hereto further intend and agree that, for the purpose of securing the Lessee's obligations for the repayment of the above-described loans, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage or deed of trust, as applicable;

(ii) the conveyance provided for in Section 2 of the Lease shall be deemed a grant of a security interest in and a mortgage lien on the Lessee's right, title and interest in the Property (including the right to exercise all remedies as are contained in the Mortgage and Memorandum of Lease upon the occurrence of a Lease Event of Default) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, for the benefit of the Lessor to secure the Lessee's payment of all amounts owed by the Lessee under the Lease and the other Operative Agreements and the Lessor holds title to the Property so as to create and grant a first lien and prior security interest in the Property (A) pursuant to the Lease for the benefit of the Agent under the Assignment of Lease, to secure to the Agent the obligations of the Lessee under the Lease and (B) pursuant to the Mortgage to secure to the Agent the obligations of the Lessor under the Mortgage and the Notes; (iii) the possession by the Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding the Property, and acknowledgements, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable law. The parties hereto shall, to the extent consistent with the Lease, take such actions as may be necessary to ensure that, if the Lease were deemed to create a security interest in the Property in accordance with Section 7.1 of the Lease, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the Basic Term. Nevertheless, the Lessee acknowledges and agrees that none of Lessor, Investor, the Trust Company, Agent, or any Lender has provided or will provide tax, accounting or legal advice to Lessee regarding the Lease, the Operative Agreements or the transactions contemplated hereby and thereby, or made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Agreements, and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Agreements as it deems appropriate.

               (c) The parties hereto further intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee or the Lessor, the transactions evidenced by the Lease shall be regarded as loans made by an unrelated third party lender to the Lessee.

               13.17 Confidentiality. Each Lender, the Agent, the Lessor and the Investor agree to hold any confidential information that it may receive from the Company or its Subsidiaries pursuant to this Agreement or the other Operative Agreements in confidence, except for disclosure: (a) to other Lenders or Affiliates of a Lender or an Investor; (b) to legal counsel and accountants for the Company or its Subsidiaries or any Lender, the Lessor or the Investor; (c) to other professional advisors to the Company or its Subsidiaries or any Lender, the Lessor or the Investor, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 13.17; (d) to regulatory officials having jurisdiction over that Lender, the Lessor or the Investor; (e) as required by Law or legal process, provided that each Lender, the Lessor or the Investor agrees to notify the Company of any such disclosures unless prohibited by applicable Laws, or in connection with any legal proceeding to which that Lender, the Lessor or the Investor and the Company or its Subsidiaries are adverse parties; and (f) to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Lender's interests hereunder and under the Credit Documents or a participation interest in its Notes, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 13.17. For purposes of the foregoing, "confidential information" shall mean any information respecting the Company or its Subsidiaries reasonably considered by the Company to be confidential, other than (i) information previously filed with any Governmental Authority and available to the public, (ii) information previously published in any public medium from a source other than, directly or indirectly, that Lender, the Lessor or the Investor and (iii) information previously disclosed by the Company to any Person not associated with the Company which does not owe a professional duty of confidentiality to the Company or which has not executed an appropriate confidentiality agreement with the Company. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Agent, the Lenders, the Lessor or the Investor to the Company or its Subsidiaries.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                        SAFESKIN REAL ESTATE INCORPORATED


                        By:     ____________________________________
                                Name:
                                Title:


                        UNION BANK OF CALIFORNIA, N.A., not in its individual capacity except as expressly stated herein, but solely as Trustee


                        By:     ____________________________________
                                Name:        Vivian R. Savedra
                                Title: Assistant Vice President


                        BANKERS COMMERCIAL CORPORATION,  as
                        Investor


                        By:     ____________________________________
                                Name:        Lance Markowitz
                                Title: President


                        UNION BANK OF CALIFORNIA, N.A., as Agent


                        By:     ____________________________________
                                Name:        Douglas S. Lambell
                                Title: Vice President

                        COMERICA BANK, as a Lender


                        By:     ____________________________________
                                Name:  Emmanuel M. Skevofilax
                                Title:    Assistant Vice President

                        THE FIRST NATIONAL BANK OF CHICAGO,
                        as a Lender


                        By:     ____________________________________
                                Name:  Anthony B. Mathews
                                Title:    Vice President

                        SANWA BANK CALIFORNIA, as a Lender


                        By:     ____________________________________
                                Name:  Jacob A. Lenhof
                                Title:    Vice President

                        UNION BANK OF CALIFORNIA, N.A., as a
                        Lender


                        By:     ____________________________________
                                Name:  Bruce A. Breslau
                                Title:    Vice President

                        U.S. BANK, NATIONAL ASSOCIATION, as a
                        Lender


                        By:     ____________________________________
                                Name:  Janet E. Jordon
                                Title:    Vice President

                        WELLS FARGO BANK, NATIONAL
                        ASSOCIATION, as a Lender


                        By:     ____________________________________
                                Name:  Michael Sullivan
                                Title:    Vice President

                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT

                FIRST AMENDMENT, dated as of [*] March 31, 1999 (this "Amendment"), to the Participation Agreement, dated as of March 5, 1999 (the "Participation Agreement"), among SAFESKIN REAL ESTATE INCORPORATED, a Delaware corporation (the "Lessee"); UNION BANK OF CALIFORNIA, N.A., a national banking association, not in its individual capacity, but solely as Trustee (the "Trustee" or the "Lessor"); UNION BANK OF CALIFORNIA, N.A., a national banking association, as agent (in such capacity, the "Agent") for the Lenders; BANKERS COMMERCIAL CORPORATION, a California corporation, as investor (the "Investor"); and each of the financial institutions listed on the signature pages hereof (each, a "Lender"; collectively, the "Lenders").

                              W I T N E S S E T H:


                WHEREAS, the Lessee, the Lessor, the Investor, the Lenders and the Agent are parties to the Participation Agreement;

                WHEREAS, the Lessor, the Agent, the Investor and the Lenders are willing to amend the Participation Agreement upon the terms and conditions set forth herein;

                NOW, THEREFORE, the parties hereto hereby agree as follows:

                1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in Annex A to the Participation Agreement, as amended hereby, are used herein as therein defined.

                2. Amendments. The Participation Agreement is hereby amended as follows:

                        (a) Annex A (Rules of Usage and Definitions). The Rules of Usage and Definitions set forth in Annex A are hereby amended by (i) deleting the definitions of the defined terms "Applicable Commitment Fee Rate" and "Applicable Eurodollar Rate Margin" in their entirety and substituting in their place the following definitions:

                "Applicable Commitment Fee Rate" shall mean, for each Pricing Period, the rate set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:

                        Applicable
                       Pricing Level            Commitment Fee
                       -------------            --------------
                             I                                45

                             II                               50

                            III                               50

                             IV                             62.5

                             V                              62.5

        ; provided, however, that upon the Agent's receipt of a Compliance Certificate from the Company evidencing the Company's compliance as of December 31, 1999 or any subsequent compliance testing date with each of the financial covenants set forth in Section 6.12 through 6.21 of the Corporate Credit Agreement, the Applicable Commitment Fee Rate shall be as set forth below:


                         Applicable
                       Pricing Level            Commitment Fee
                       -------------            --------------
                             I                              32.5

                             II                             37.5

                            III                             37.5

                             IV                               50

                             V                                50

                "Applicable Eurodollar Rate Margin" shall mean, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing
        Period:

                         Applicable
                        Pricing Level                    Margin
                        -------------                    ------
                             I                            162.5

                             II                             175

                            III                           187.5

                             IV                             200

                             V                            212.5

        ; provided, however, that upon the Agent's receipt of a Compliance Certificate from the Company evidencing the Company's compliance as of December 31, 1999 or any subsequent compliance testing date with each of the financial covenants set forth in Sections 6.12 through 6.21 of the Corporate Credit Agreement, the Applicable Eurodollar Rate Margin shall be as set forth below:

                         Applicable
                       Pricing Level               Margin
                       -------------               ------
                             I                              125

                             II                           137.5

                            III                             150

                             IV                           162.5

                             V                              175


        ; and provided, further, that from and after the Completion Date and the date on which the Senior Secured Note Obligations have been paid in full, the Company shall have the right to cause the Applicable Eurodollar Rate Margin on any outstanding Eurodollar Tranche of at least $20,000,000 or a whole multiple of $10,000,000 in excess thereof to be reduced by 75 basis points per annum (a "Margin Reduction") upon and subject to the satisfaction of the following conditions: (a) the Company shall execute and deliver to the Agent the Security Deposit and Pledge Agreement, (b) the Company, as a Guarantor, shall deposit with the Agent Additional Collateral from time to time as required so that the fair market value of such Additional Collateral, as determined by the Agent, shall at all times be at least 103% of the principal amount of the Eurodollar Tranche for which such Margin Reduction is in effect and (c) the Agent shall have a first priority perfected security interest in such Additional Collateral.

                and (ii) adding the following definition in its appropriate alphabetical place:

                        "Compliance Certificate" shall have the meaning set forth in Section 1.1 of the Corporate Credit Agreement.

                (b) Section 5.2. Section 5.2 is hereby amended by adding the following provision at the end of the section:

                "Notwithstanding any provision in this Agreement or the Credit Agreement to the contrary, unless the Company shall be in compliance as of September 30, 1999 with each of the financial covenants set forth in the Corporate Credit Agreement and incorporated by reference in the Guarantee, neither the Lenders nor the Investor shall have any obligation to make Advances to the Lessor if after giving effect to any such Advance, the aggregate outstanding principal amount of the Loans and Investor Contribution would exceed $16,084,477.09 plus Advances which may be made to pay interest on the Loans and Investor Yield."

                3. Direction to Trust Company. By its execution hereof, the Investor hereby authorizes and directs Union Bank of California, N.A., not in its individual capacity but solely as Trustee, to execute this Amendment.

                4. Representations and Warranties. The Lessee hereby confirms, reaffirms and restates the representations and warranties set forth in the Participation Agreement. The Lessee represents and warrants that no Default or Event of Default has occurred and is continuing.

                5. Conditions to Effectiveness. The amendments provided for herein shall become effective on the date of satisfaction of the following conditions precedent:

                (a) The Agent shall have received counterparts of this Amendment duly executed and delivered by the Lessee, the Lessor, the Investor, the Required Lenders and the Guarantors; and

                (b) The Agent shall have received, for the account of each Lender which consents to the amendments contained herein, the amendment fee referred to in Section 7.

                6. Payment of Expenses. The Lessee agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of counsel to the Agent.

                7. Fees. In consideration of the agreement of the Lenders to consent to the amendments contained herein, the Lessee agrees to pay to the Agent for the account of each Lender which so consents on or prior to April 20, 1999, an amendment fee in an amount equal to 0.25% of the amount of such Lender's Commitment, payable on the date hereof in immediately available funds.

                8. Affirmation of Guarantee. The Guarantors hereby consent to the execution and delivery of this Amendment; agrees that all references in the Guarantee to any Operative Agreement shall be a reference to such agreement as amended from time to time; reaffirms its obligations under the Guarantee; and represents and warrants that there exist no offsets, counterclaims or defenses to its obligations under the Guarantee.

                9. Reference to and Effect on the Operative Agreements; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in paragraph 5 of this Amendment, each reference in the Participation Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Participation Agreement, and each reference in the other Operative Agreements to "the Participation Agreement", "thereunder", "thereof" or words of like import referring to the Participation Agreement, shall mean and be a reference to the Participation Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lessor, the Investor, any Lender or the Agent under any of the Operative Agreements, nor constitute a waiver of any provisions of any of the Operative Agreements. Except as expressly amended herein, all of the provisions and covenants of the Participation Agreement and the other Operative Agreements are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                10. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

                11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        SAFESKIN REAL ESTATE INCORPORATED


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        UNION BANK OF CALIFORNIA, N.A.,
                                        not in its individual capacity,
                                        but solely as Trustee


                                        By:
                                           -------------------------------------
                                           Name:  Vivian R. Savedra
                                           Title: Assistant Vice President


                                        BANKERS COMMERCIAL CORPORATION,
                                        as Investor


                                        By:
                                           -------------------------------------
                                           Name:  Lance Markowitz
                                           Title: President


                                        UNION BANK OF CALIFORNIA, N.A., as Agent


                                        By:
                                           -------------------------------------
                                           Name:  Douglas S. Lambell
                                           Title: Vice President


                                        COMERICA BANK, as a Lender


                                        By:
                                           -------------------------------------
                                           Name:  Emmanuel M. Skevofilax
                                           Title: Assistant Vice President

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as a Lender


                                        By:
                                           -------------------------------------
                                           Name:  Anthony B. Mathews
                                           Title: Vice President

                                        SANWA BANK CALIFORNIA, as a Lender


                                        By:
                                           -------------------------------------
                                           Name:  Jacob A. Lenhof
                                           Title: Vice President

                                        UNION BANK OF CALIFORNIA, N.A.,
                                        as a Lender


                                        By:
                                           -------------------------------------
                                           Name:  Bruce A. Breslau
                                           Title: Vice President

                                        U.S. BANK, NATIONAL ASSOCIATION,
                                        as a Lender


                                        By:
                                           -------------------------------------
                                           Name:  Janet E. Jordon
                                           Title: Vice President

                                        GUARANTORS


                                        SAFESKIN CORPORATION



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        SAFESKIN SCIENTIFIC CORPORATION



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: